UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG Funds III

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: May 31

Date of reporting period: June 1, 2019 – May 31, 2020

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

May 31, 2020

AMG Managers Cadence Mid Cap Fund

Class N: MCMAX | Class I: MCMYX | Class Z: MCMFX

AMG Managers Cadence Emerging Companies Fund

Class N: MECAX | Class I: MECIX | Class Z: MECZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	053120	AR065

AMG Funds Annual Report – May 31, 2020

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Cadence Mid Cap Fund	4

AMG Managers Cadence Emerging Companies Fund	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	19

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	20

Detail of changes in assets for the past two fiscal years

Financial Highlights	21

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	27

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

OTHER INFORMATION	34

TRUSTEES AND OFFICERS	35

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	37

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The eleven-year U.S. equity bull market came to an abrupt end during the fiscal year as the unprecedented global effort to stop the COVID-19 pandemic by banning travel, shuttering schools, and closing nonessential businesses slowed the economy to a halt. Throughout the first half of the fiscal year, equities achieved new record highs against the background of a healthy economy and strong investor sentiment. However, a broad-based selloff occurred amid a global flight to quality as investors assessed the scope of the unfolding COVID-19 health care crisis, a deteriorating economy, and skyrocketing unemployment. An oil price war initiated between Saudi Arabia and Russia only made matters worse. From its peak in February 2020, the S&P 500® Index declined (33.79)% over the span of a few weeks. Riskier small cap stocks performed even worse, with a peak-to-trough decline of (40.66)% for the Russell 2000® Index. Global central banks and governments were quick to flood the market with massive fiscal and monetary stimulus packages which helped to stabilize the market and led to a dramatic rebound in risky assets. So despite significant volatility, the S&P 500® Index still achieved a positive 12.84% return for the fiscal year ending May 31, 2020.

During the year, there was significant dispersion in performance across sectors, with information technology stocks returning 38.44% while companies within the energy sector fell (29.25)%. Growth stocks significantly outperformed Value stocks for the period with returns of 26.25% and (1.64)% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. Foreign developed and emerging market equities struggled during the period with the MSCI EAFE and MSCI Emerging Markets Indexes returning (2.81)% and (4.39)%, respectively.

Interest rates fell dramatically and led to strong returns for bond investors as the U.S. Federal Reserve (the Fed) slashed short-term rates in response to the slowing economy. The 10-year Treasury yield ended the year near a historic low yield of 0.65%. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, returned 9.42% over the period. Riskier high yield bonds lagged the broader bond market with a 1.32% return as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2020*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	12.84%	10.23%	9.86%

Small Cap	(Russell 2000® Index)	(3.44)%	1.98%	3.72%

International	(MSCI All Country World Index ex USA)	(3.43)%	(0.24)%	0.79%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	9.42%	5.07%	3.94%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	1.32%	3.04%	4.27%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	3.98%	3.81%	3.74%

Treasury Bills	(ICE BofAML US 6-Month Treasury Bill Index)	2.37%	2.03%	1.43%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2020	Expense Ratio for the Period	Beginning Account Value 12/01/19	Ending Account Value 05/31/20	Expenses Paid During the Period*
AMG Managers Cadence Mid Cap Fund
Based on Actual Fund Return
Class N	1.07%	$1,000	$923	$5.14
Class I	0.87%	$1,000	$924	$4.18
Class Z	0.72%	$1,000	$925	$3.46
Based on Hypothetical 5% Annual Return
Class N	1.07%	$1,000	$1,020	$5.40
Class I	0.87%	$1,000	$1,021	$4.39
Class Z	0.72%	$1,000	$1,021	$3.64

AMG Managers Cadence Emerging Companies Fund
Based on Actual Fund Return
Class N	1.15%	$1,000	$833	$5.27
Class I	0.99%	$1,000	$834	$4.54
Class Z	0.89%	$1,000	$834	$4.08
Based on Hypothetical 5% Annual Return
Class N	1.15%	$1,000	$1,019	$5.81
Class I	0.99%	$1,000	$1,020	$5.00
Class Z	0.89%	$1,000	$1,021	$4.50

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

3

AMG Managers Cadence Mid Cap Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2020, AMG Managers Cadence Mid Cap Fund (Class N shares) (the “Fund”) returned 3.7%, lagging its benchmark, the Russell Midcap® Growth Index, which returned 17.0%.

FISCAL YEAR IN REVIEW

The last year has been an exceptionally harrowing and hectic time for equities. U.S. markets posted strong double-digit gains in the second half of 2019, seemingly impervious to Chinese tariffs and other geopolitical events. However, the strong gains of 2019 were quickly eroded in the first quarter of 2020 as the global spread of COVID-19 triggered an unprecedented decline. The economically stifling lockdowns coupled with an oil price war led to a severe downturn in oil prices. From mid-February to late March, the U.S. stock market experienced one of its fastest meltdowns in history, losing over a third of its value, and entered bear market territory in a mere 16 trading sessions. The economic shutdown necessitated by the pandemic pushed most economies worldwide into recession.

Equally fast was the fiscal and monetary response, drawn from lessons learned in the last financial crisis. Quick action helped remedy short-term credit market dislocations, blunted the impact of soaring unemployment, and ultimately halted the decline in equities. As markets recovered, continued government support combined with some medical advances and positive economic results after states began to reopen helped to rally equities with the S&P 500® Index recovering almost all its year-to-date losses by the end of May.

PERFORMANCE SUMMARY

Similar to last year, the fiscal year ended May 31, 2020, was a very volatile time in U.S. markets with a great deal of performance dispersion across styles and capitalization. During the COVID-19 crisis, mega-cap stocks served as safe havens, with many hitting all-time highs despite the calamity unfolding across the world. The feast or famine environment led to massive performance disparities between styles. For example, the Russell 1000® Growth Index (large cap) gained 28.8% over the last year, while the Russell 2000® Value Index (small cap) fell (14.7%).

Within the growth sector, mid cap stocks outperformed small cap indices but trailed the mega-cap safe sanctuary equities. Specifically, the Russell Midcap® Growth Index was up 17.0% in the twelve months ended May 31, 2020, trailing the Russell 1000® Growth Index return of 26.3% but outperforming the Russell 2000® Growth Index return of 7.3%. Growth indices handily outpaced value benchmarks across the market cap spectrum with the performance disparity largely driven by outperformance of high valuation, “growth-at-any-price” companies versus more reasonably priced alternatives.

The Fund’s disciplined strategy invests in stocks which exhibit a combination of growth, quality, and valuation. As mentioned above, the valuation component served as the primary drag on results. Valuation as a factor underperformed as investors placed a strong premium on growth. Within the Russell Midcap® Growth Index, for example, stocks with a trailing price-to-earnings ratio of less than 21x (about a fifth of the index) underperformed those with trailing price-to-earnings (P/E) ratios of greater than 52x (again about a fifth of the index) by 20%—and trailed companies with a negative P/E (no or negative earnings) by 30%. In keeping with our approach, the Fund was overweight the more attractively valued stocks (lower valuation ratios) and underweight the more expensive ones (higher ratios). In this environment, aggressive growth strategies were provided a tailwind while our more conservative growth approach faced strong headwinds. The Fund’s exposure to cyclicals also hurt performance, as the COVID-19 lockdown muted cyclical activity. Despite recent results, we believe including company valuations as a component of our evaluation process strategy is an important underpinning of sound long-term investing.

At the sector level, energy was the top relative contributor to performance with the consumer discretionary and financial sectors the biggest relative detractors. Our valuation discipline was a headwind to relative performance over the period, as the more expensive stocks outperformed the more reasonably valued ones. Sector selection detracted from performance as the Fund held overweights in both the financials and consumer discretionary sectors. Both sectors were relative underperformers, victims of the COVID-19 related lockdowns. Energy, the poorest performing sector in the index, was rocked by a combination of the sudden transportation shutdown and the ill-timed Saudi/Russian oil price war. The sector provided relative outperformance for the Fund, which held a zero weight.

The financial sector was the biggest source of underperformance as fear of defaulting loans and the legacy of the last great financial crisis hurt both the banks and insurance industries. The Fund was impacted by an overweight in diversified financials, specifically consumer finance firms, which sold off strongly. The economic slowdown stoked fears of rising delinquency rates and personal bankruptcies, hurting the industry. Two top detractors in financials included Discover Financial Services and Synchrony Financial.

The consumer discretionary sector was our second biggest detractor with stock selection in autos and consumer durables, apparel and services hurting performance. During the recent selloff consumer spending contracted strongly as mass layoffs and economic uncertainty pushed up savings rates and muted sales. In consumer discretionary, top detractors included Under Armour, Inc. and Kontoor Brands, Inc. The Fund’s overweight in the sector should aid performance going forward as pent up demand during the lockdown boosts consumer spending as lockdowns are lifted.

The information technology sector was a primary contributor to benchmark returns during the fiscal year, adding 9.8% to the benchmark’s 17.0% gain (over half). The information technology sector was by far the biggest allocation in the Fund and was the best performing sector. However, it was a relative detractor versus the benchmark due to both allocation (underweighting a strong sector) and stock selection. The Fund’s software & services holdings rose 31.6%, better than the benchmark’s 23%, yet the Fund’s under allocation (12.3% vs. 23.1%) detracted from relative performance. As has been true in the past, many of the stocks in the industry have elevated valuations pushing them outside the bounds of our investment process, resulting in an underweight of this industry.

MARKET OUTLOOK

Economic events and progress against the pandemic are rapidly evolving with infection test results and potential treatment announcements triggering major market moves. Economic outcomes continue to be dependent on public health outcomes as the virus is contained in some areas, even as its spread accelerates in others. The run-up from late March lows has been driven by positive developments and sentiment. However, market euphoria could easily reverse if lockdowns are re-imposed or if treatments and vaccines are not developed on schedule.

While the future is still indeterminate, more and more is learned about COVID-19 every day, and with that knowledge, uncertainty has abated. Barring any unforeseen setback, Q2 GDP is expected to be the bottom as the economy continues to re-open. While

4

AMG Managers Cadence Mid Cap Fund Portfolio Manager’s Comments (continued)

the new normal of online shopping, work-from-home, and social distancing will linger, things seem to be on the road back to normalcy.

As the world recovers, the extreme growth/value (and mega cap vs. everything else) divide may also begin to correct. The sharp run-up in “growth-at-any-cost” equities could also reverse as valuations begin to matter once again, to the benefit of our investment process. As the recovery unfolds and economic activities broaden, market focus should also broaden. This will likely reverse the market narrowness in mega cap growth high-fliers to the benefit of the rest of the equity marketplace.

Tumultuous times prompt us to redouble our adherence to our disciplined process, which is designed to deliver attractive equity returns over long-term horizons. We believe it is advantageous to have a process that guides navigation when markets are volatile, and visibility can be in short supply. As such, we will remain focused on maintaining our disciplined, bottom-up decision-making process which has generated alpha over the long term from diligent stock selection. Thank you for your continued support.

This commentary reflects the viewpoints of the portfolio manager, Cadence Capital Management, LLC, as of May 31, 2020, is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG Managers Cadence Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Cadence Mid Cap Fund’s Class N shares on May 31, 2010, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Mid Cap Fund and the Russell Midcap® Growth Index for the same time periods ended May 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Cadence Mid Cap Fund[2,3,4,5,6,7]

Class N	3.65%	4.82%	9.84%

Class I	3.89%	5.02%	10.04%

Class Z	4.03%	5.21%	10.27%

Russell Midcap® Growth Index[8]	17.03%	10.72%	14.07%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Managers Cadence Mid Cap Fund Fund Snapshots (unaudited) May 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	30.0

Health Care	17.6

Consumer Discretionary	15.0

Industrials	14.0

Financials	9.9

Consumer Staples	6.4

Communication Services	2.6

Utilities	1.3

Real Estate	1.3

Materials	0.9

Short-Term Investments	1.5

Other Assets Less Liabilities	(0.5)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Cadence Design Systems, Inc.	2.2

Horizon Therapeutics PLC	2.1

Fortinet, Inc.	2.1

Veeva Systems, Inc., Class A	1.9

Broadridge Financial Solutions, Inc.	1.8

KLA Corp.	1.7

Teradyne, Inc.	1.7

Entegris, Inc.	1.6

Charles River Laboratories International, Inc.	1.6

Citrix Systems, Inc.	1.6

Top Ten as a Group	18.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Managers Cadence Mid Cap Fund Schedule of Portfolio Investments May 31, 2020

	Shares	Value
Common Stocks - 99.0%
Communication Services - 2.6%
AMC Networks, Inc., Class A*,1	20,879	$590,249
The Interpublic Group of Cos., Inc.	43,636	746,612
Omnicom Group, Inc.	14,509	794,948
Total Communication Services		2,131,809
Consumer Discretionary - 15.0%
Aptiv PLC (Ireland)	7,987	601,821
AutoZone, Inc.*	791	907,957
Best Buy Co., Inc.	12,214	953,791
BorgWarner, Inc.[1]	25,303	813,492
Choice Hotels International, Inc.[1]	10,427	842,814
H&R Block, Inc.[1]	27,200	462,400
Hilton Worldwide Holdings, Inc.	10,101	801,110
Kontoor Brands, Inc.[1]	31,569	461,539
Lear Corp.	7,769	823,903
Lennar Corp., Class B	19,998	897,510
Lululemon Athletica, Inc. (Canada)*	3,549	1,065,037
NVR, Inc.*	258	831,175
PulteGroup, Inc.	24,003	815,382
Ross Stores, Inc.	8,340	808,646
Williams-Sonoma, Inc.	13,185	1,097,124
Total Consumer Discretionary		12,183,701
Consumer Staples - 6.4%
Campbell Soup Co.	21,585	1,100,403
Church & Dwight Co., Inc.	9,717	729,455
Herbalife Nutrition, Ltd.*	21,124	926,076
The Hershey Co.	7,261	985,173
Keurig Dr Pepper, Inc.	26,715	745,883
Sysco Corp.	12,550	692,258
Total Consumer Staples		5,179,248
Financials - 9.9%
Ameriprise Financial, Inc.	8,302	1,162,861
Arch Capital Group, Ltd. (Bermuda)*	23,668	667,911
Discover Financial Services	12,317	585,181
Evercore, Inc., Class A	10,265	565,704
LPL Financial Holdings, Inc.	12,966	925,643
OneMain Holdings, Inc.	21,649	505,071
Primerica, Inc.	7,028	798,662
SEI Investments Co.	12,247	664,032
Signature Bank	7,615	783,660
Synchrony Financial	24,906	507,335

	Shares	Value
Western Alliance Bancorp.	22,095	$842,924
Total Financials		8,008,984
Health Care - 17.6%
Agilent Technologies, Inc.	12,571	1,108,008
AmerisourceBergen Corp.	11,236	1,071,240
Avantor, Inc.*	49,433	937,744
Bruker Corp.	19,563	846,687
Charles River Laboratories International, Inc.*	7,078	1,271,633
Henry Schein, Inc.*	13,210	802,111
Horizon Therapeutics PLC*	33,938	1,721,675
Jazz Pharmaceuticals PLC (Ireland)*	7,699	918,645
McKesson Corp.	6,797	1,078,480
Neurocrine Biosciences, Inc.*,1	7,443	928,589
PRA Health Sciences, Inc.*	10,675	1,104,862
Premier, Inc., Class A*	28,039	975,477
Veeva Systems, Inc., Class A*	6,926	1,515,894
Total Health Care		14,281,045
Industrials - 14.0%
Allison Transmission Holdings, Inc.	24,631	929,081
Carlisle Cos., Inc.	6,602	791,316
Cummins, Inc.	4,080	691,968
Fortune Brands Home & Security, Inc.	14,737	898,367
HEICO Corp.	7,281	733,634
Hubbell, Inc.	7,233	885,464
Huntington Ingalls Industries, Inc.	2,576	514,917
IHS Markit, Ltd. (United Kingdom)	12,682	880,892
Landstar System, Inc.	7,859	913,687
Masco Corp.	25,792	1,203,197
Robert Half International, Inc.	16,865	855,730
Rockwell Automation, Inc.	4,725	1,021,356
WW Grainger, Inc.	3,315	1,026,390
Total Industrials		11,345,999
Information Technology - 30.0%
Arista Networks, Inc.*	3,430	800,768
Booz Allen Hamilton Holding Corp.	15,537	1,239,231
Broadridge Financial Solutions, Inc.	11,953	1,447,508
Cadence Design Systems, Inc.*	20,033	1,828,813
CDW Corp.	6,952	771,046
Citrix Systems, Inc.	8,549	1,266,278
Entegris, Inc.	21,797	1,305,204
F5 Networks, Inc.*	6,795	984,731
Fortinet, Inc.*	12,249	1,705,061
Jabil, Inc.	22,898	685,108

The accompanying notes are an integral part of these financial statements. 8

AMG Managers Cadence Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 30.0% (continued)
Keysight Technologies, Inc.*	9,314	$1,007,123
KLA Corp.	7,983	1,404,689
Lam Research Corp.	3,207	877,660
Motorola Solutions, Inc.	6,451	873,014
NetApp, Inc.	15,654	697,229
Paychex, Inc.	14,111	1,019,943
Skyworks Solutions, Inc.	9,412	1,115,698
Teradyne, Inc.	20,687	1,386,443
Ubiquiti, Inc.[1]	6,272	1,156,620
Universal Display Corp.	2,532	371,191
VeriSign, Inc.*	3,855	844,284
The Western Union Co.[1]	17,399	348,328
Zebra Technologies Corp., Class A*	4,654	1,216,183
Total Information Technology		24,352,153
Materials - 0.9%
Eagle Materials, Inc.	11,518	768,942
Real Estate - 1.3%
CBRE Group, Inc., Class A*	23,351	1,026,977
Utilities - 1.3%
NRG Energy, Inc.	30,209	1,089,034
Total Common Stocks (Cost $73,905,884)		80,367,892

*	Non-income producing security.
[1]

Some of these securities, amounting to $4,533,613 or 5.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

	Principal Amount	Value

Short-Term Investments - 1.5%
Joint Repurchase Agreements - 0.6%[2]
Nomura Securities International, Inc., dated 05/29/20, due 06/01/20, 0.060% total to be received $474,436 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.500%, 12/01/26 - 02/20/70, totaling $483,923)	$474,434	$474,434

	Shares
Other Investment Companies - 0.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[3]	236,162	236,162
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.11%[3]	236,162	236,162
JPMorgan U.S. Government Money Market Fund, IM Shares, 0.17%[3]	243,318	243,318
Total Other Investment Companies		715,642
Total Short-Term Investments (Cost $1,190,076)		1,190,076
Total Investments - 100.5% (Cost $75,095,960)		81,557,968
Other Assets, less Liabilities - (0.5)%		(395,826)
Net Assets - 100.0%		$81,162,142

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the May 31, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$80,367,892	—	—	$80,367,892
Short-Term Investments
Joint Repurchase Agreements	—	$474,434	—	474,434
Other Investment Companies	715,642	—	—	715,642

Total Investments in Securities	$81,083,534	$474,434	—	$81,557,968

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended May 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements. 9

AMG Managers Cadence Emerging Companies Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended May 31, 2020, AMG Managers Cadence Emerging Companies Fund (Class N shares) (the “Fund”) returned (13.4%), compared to its benchmark, the Russell Microcap® Growth Index, which returned 7.8%. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned 7.3%.

FISCAL YEAR IN REVIEW

The last year has been an exceptionally harrowing and hectic time for equities. U.S. markets posted strong double-digit gains in the second half of 2019, seemingly impervious to Chinese tariffs and other geopolitical events. However, the strong gains of 2019 were quickly eroded in the first quarter of 2020 as the global spread of COVID-19 triggered an unprecedented decline. The economically stifling lockdowns coupled with an oil price war led to a severe downturn in oil prices. From mid-February to late March, the U.S. stock market experienced one of its fastest meltdowns in history, losing over a third of its value, and entered bear market territory in a mere 16 trading sessions. The economic shutdown necessitated by the pandemic pushed most economies worldwide into recession.

Equally fast was the fiscal and monetary response, drawn from lessons learned in the last financial crisis. Quick action helped remedy short-term credit market dislocations, blunted the impact of soaring unemployment, and ultimately halted the decline in equities. As markets recovered, continued government support combined with some medical advances and positive economic results after states began to reopen helped to rally equities with the S&P 500® Index recovering almost all its year-to-date losses by the end of May.

PERFORMANCE SUMMARY

The fiscal year ended May 31, 2020, was a very volatile time in U.S. markets with a great deal of performance dispersion across styles and capitalization. For example, the Fund’s primary benchmark, the Russell Microcap® Growth Index, gained 7.8% for the period, which slightly outpaced the Fund’s secondary benchmark, the Russell 2000® Growth Index, which gained 7.3%. Small cap indices underperformed larger cap indices for the year. The Russell 1000® Growth Index and Russell Midcap® Growth Index rose 26.3% and 7.8%, respectively. Growth indices continued to trounce value benchmarks with the performance differential reaching historical extremes at the end of the period.

Large cap growth was the dominant style category, by far. Concentration of large cap indices also reached historical levels, indicating the narrow and single-dimension nature of the market’s performance drivers.

Some style attributes of the Fund worked against performance this year. The Fund employs a conservative, “growth–at-a–reasonable-price” investment strategy, seeking to maintain positive exposure to valuation, quality, and momentum in the context of a bottom-up stock selection process. Valuation was a hindrance to performance in the period. The Fund had higher-than-benchmark exposure to earnings (price-to-earnings ratios and earnings yield), sales, and cash flow-based valuation measures, all of which underperformed. The market narrowed and rewarded “growth-at–any-price” approaches, disregarding valuation. The Fund’s holdings skewed toward less liquid stocks and these also underperformed. Lastly, the Fund’s cyclical tilt weighed on performance, as the pandemic spurred an abrupt decline in risk assets and helped to account for the Fund’s disappointing performance in several growth cyclical sectors.

At the sector level, consumer discretionary and, to a lesser extent, energy and materials contributed positively to relative performance. Health care was the leading detractor, by far, due to biotechnology. Information technology, financials, and industrials also detracted.

Consumer discretionary was the top contributor to relative performance this year. The Fund’s allocation to the sector was 11% at the end of the period, which is below its peak allocation over the last decade of approximately 15% in 2015. The benchmark allocation to the sector has decreased even more. Many headwinds for consumer stocks have emerged, namely disruption in retail. The Fund continues to find attractive investment opportunities in the sector, which continues to produce solid growth stocks. The sector’s positive performance contribution resulted from strong stock selection which overcame the negative impact of allocation, in this case overweighting an underperforming sector. Crocs, Inc, a distributor of leisure footwear was the sector’s leading contributor for the Fund before it was sold due to valuation and its size (market cap) extending to the upper end of the Fund’s mandate. Malibu Boats Inc., a recreational boating manufacturer was also a good performer, as the company continues to take share with its popular wakeboarding boats and its acquired brands.

Energy and materials also contributed positively. The two sectors were among the worst performers for the benchmark, but the Fund’s holdings fell less. The low allocation at less than 3% helped as well, as the Fund sidestepped many terrible performers, particularly in energy as those stocks fell hard with the decline in oil prices.

Health care was the leading detractor from relative performance. Top detractors in the sector included Fluidigm Corp., OptimizeRx Corp, and ANI Pharmaceuticals. Relative performance was also significantly impacted due to very positive results in the biotechnology industry. The Fund’s under allocation to this strong performer hurt results by omission. This industry has grown in weight in the benchmarks and has become a major swing factor in relative performance. The industry was a significant positive contributor last year, when we wrote in the annual report, “We remind Fund investors that the Fund is historically underweight this industry group, as it is comprised of many companies which lose money, are not self-financing, and have business models predicated on scientific breakthroughs and regulatory approvals.” The industry’s performance in this fiscal period was extraordinary, and it accounted for over 130% of the benchmark’s positive return. The industry posted very strong, but narrow, performance in the calendar fourth quarter of 2019, which we discussed in the quarterly Fund commentary, and its relative performance was strong by virtue of being resilient in the pandemic-related market weakness. The poor performance of valuation, discussed above, is partially due to biotechnology’s incredibly strong performance (since the industry has many high or negative P/E companies). The health care equipment and services industry group contributed modestly to relative performance. This industry group has been the Fund’s strongest contributor over the last five years.

The Fund’s cyclical tilt, in place for several years, worked against performance this year as the pandemic pulled recession to the fore. Information technology, financials, and industrials underperformed for the Fund this year. A notable detractor across each of these sectors included PaySign, Inc., Bank7 Corp., and Graham Corp. The aggregate allocation of these sectors is

10

AMG Managers Cadence Emerging Companies Fund Portfolio Manager’s Comments (continued)

approximately one-third of the Fund. These sectors should be well positioned to experience accelerating earnings growth as the economy re-opens following the government mandated shutdowns.

MARKET OUTLOOK

Economic events and progress against the pandemic are rapidly evolving with infection test results and potential treatment announcements triggering major market moves. Economic outcomes continue to be dependent on public health outcomes as the virus is contained in some areas, even as its spread accelerates in others. The run-up from late March lows has been driven by positive developments and sentiment. However, market euphoria could easily reverse if lockdowns are re-imposed or if treatments and vaccines are not developed on schedule.

While the future is still indeterminate, more and more is learned about COVID-19 every day, and with that knowledge, uncertainty has abated. Barring any unforeseen setback, Q2 GDP is expected to be the bottom as the economy continues to re-open. While the new normal of online shopping, work-from-home and social distancing will linger, things seem to be on the road back to normalcy.

As the world recovers, the extreme growth/value (and mega cap vs. everything else) divide may also begin to correct. We believe the sharp run-up in “growth-at-any-cost” equities could also reverse as valuations begin to matter once again, to the benefit of our investment process. As the recovery unfolds and economic activities broaden, market focus should also broaden. This will likely reverse the market narrowness in mega cap growth high-fliers to the benefit of the rest of the equity marketplace.

Tumultuous times prompt us to redouble our adherence to our disciplined process, which is designed to deliver attractive equity returns over long-term horizons. We believe it is advantageous to have a process that guides navigation when markets are volatile, and visibility can be in short supply. As such, we will remain focused on maintaining our disciplined, bottom-up decision-making process which has generated alpha over the long term from diligent stock selection. Thank you for your continued support.

This commentary reflects the viewpoints of the portfolio manager, Cadence Capital Management, LLC, as of May 31, 2020, is not intended as a forecast or guarantee of future results, and is subject to change without notice.

11

AMG Managers Cadence Emerging Companies Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Cadence Emerging Companies Fund’s Class N shares on May 31, 2010, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Cadence Emerging Companies Fund and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time periods ended May 31, 2020.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Cadence Emerging Companies Fund[2,3,4,5,6,7]

Class N	(13.35%	)	5.28%	12.00%	9.27%	04/01/96

Class I	(13.22%	)	5.46%	12.23%	10.69%	06/25/93

Class Z	(13.13%	)	—	—	0.15%	05/31/17

Russell Microcap® Growth Index[8,10]	7.83%		2.39%	9.65%	—	—

Russell 2000® Growth Index[9,10]	7.32%		6.34%	11.72%	7.69%	06/25/93	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

[9]	The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[10]	Unlike the Fund, the indices are unmanaged, are not available for investment, and do not incur expenses.
The Russell Indices are trademarks of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG Managers Cadence Emerging Companies Fund Fund Snapshots (unaudited) May 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	37.2

Information Technology	16.6

Industrials	12.1

Consumer Discretionary	11.1

Financials	8.8

Utilities	3.9

Consumer Staples	2.8

Communication Services	2.1

Real Estate	1.1

Materials	0.9

Energy	0.7

Short-Term Investments	5.6

Other Assets Less Liabilities	(2.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

American Software, Inc., Class A	1.7

Castle Biosciences, Inc.	1.6

Spartan Motors, Inc.	1.5

Champions Oncology, Inc.	1.5

Fulgent Genetics, Inc.	1.5

BioSpecifics Technologies Corp.	1.5

Turtle Beach Corp.	1.4

Coherus Biosciences, Inc.	1.4

Air Transport Services Group, Inc.	1.4

Mesa Laboratories, Inc.	1.4

Top Ten as a Group	14.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG Managers Cadence Emerging Companies Fund Schedule of Portfolio Investments May 31, 2020

	Shares	Value
Common Stocks - 97.3%
Communication Services - 2.1%
Glu Mobile, Inc.*	102,510	$1,023,050
Ooma, Inc.*	80,383	1,008,003
Total Communication Services		2,031,053
Consumer Discretionary - 11.1%
Century Communities, Inc.*,1	44,745	1,321,767
Everi Holdings, Inc.*	136,255	846,144
Johnson Outdoors, Inc., Class A	12,492	969,504
Malibu Boats, Inc., Class A*	25,872	1,219,347
MasterCraft Boat Holdings, Inc.*	72,104	1,071,465
Monarch Casino & Resort, Inc.*	26,311	1,056,124
Perdoceo Education Corp.*	25,869	421,147
The Rubicon Project, Inc.*,1	151,291	948,595
Ruth’s Hospitality Group, Inc.	51,777	419,912
Turtle Beach Corp.*	129,549	1,370,628
Universal Electronics, Inc.*	20,529	928,732
Total Consumer Discretionary		10,573,365
Consumer Staples - 2.8%
Calavo Growers, Inc.	17,482	1,022,872
John B Sanfilippo & Son, Inc.	9,279	806,716
Lifevantage Corp.*	55,395	848,097
Total Consumer Staples		2,677,685
Energy - 0.7%
Dorian LPG, Ltd.*	79,100	650,202
Financials - 8.8%
Bryn Mawr Bank Corp.	36,074	1,001,775
Curo Group Holdings Corp.	41,891	280,251
FS Bancorp, Inc.	17,682	746,888
Mr Cooper Group, Inc.*,1	87,267	973,027
NMI Holdings, Inc., Class A*	59,420	912,988
PJT Partners, Inc., Class A	17,264	944,168
Preferred Bank	25,553	960,026
ProSight Global, Inc.*	68,639	608,141
Silvercrest Asset Management Group, Inc., Class A	89,988	1,014,165
Unity Bancorp, Inc.	64,235	919,203
Total Financials		8,360,632
Health Care - 37.2%
Addus HomeCare Corp.*	11,783	1,166,046
Agenus, Inc.*	144,346	538,411
ANI Pharmaceuticals, Inc.*	21,416	665,181
BioDelivery Sciences International, Inc.*	265,086	1,267,111

	Shares	Value
BioLife Solutions, Inc.*	39,098	$643,162
BioSpecifics Technologies Corp.*	22,045	1,371,199
BioTelemetry, Inc.*	19,902	938,976
Castle Biosciences, Inc.*	40,545	1,558,144
Catalyst Pharmaceuticals, Inc.*	210,011	905,147
Champions Oncology, Inc.*	149,068	1,435,525
Coherus Biosciences, Inc.*,1	72,385	1,349,256
Collegium Pharmaceutical, Inc.*,1	39,813	877,877
Dicerna Pharmaceuticals, Inc.*	57,989	1,250,823
Electromed, Inc.*	57,972	835,956
Fennec Pharmaceuticals, Inc.*,1	96,858	716,749
Fulgent Genetics, Inc.*	81,200	1,414,504
Hanger, Inc.*	47,399	870,246
Harrow Health, Inc.*	151,936	821,974
HealthStream, Inc.*	48,513	1,105,126
iCAD, Inc.*	48,432	568,592
Inogen, Inc.*	8,560	325,280
iRadimed Corp.*	43,604	1,013,793
The Joint Corp.*	81,717	1,234,744
LeMaitre Vascular, Inc.	35,477	953,977
Mesa Laboratories, Inc. [1]	5,025	1,327,856
MTBC, Inc.*	163,761	1,072,635
PetIQ, Inc.*,1	39,272	1,204,865
Pfenex, Inc.*	78,065	570,655
Puma Biotechnology, Inc.*	44,344	452,752
Quanterix Corp.*,1	32,104	885,749
RadNet, Inc.*	62,893	1,071,697
Recro Pharma, Inc.*	105,154	475,296
Revance Therapeutics, Inc.*	34,413	719,232
Rigel Pharmaceuticals, Inc.*	420,924	822,906
Sharps Compliance Corp.*	107,786	765,281
STAAR Surgical Co.*	13,365	518,562
Tabula Rasa HealthCare, Inc.*,1	12,205	652,113
Zynex, Inc.*	55,531	1,077,301
Total Health Care		35,444,699
Industrials - 12.1%
Air Transport Services Group, Inc.*	62,530	1,346,896
Blue Bird Corp.*	74,581	1,070,237
Construction Partners, Inc., Class A*,1	47,106	833,776
Douglas Dynamics, Inc.	27,091	989,905
Foundation Building Materials, Inc.*	70,849	943,709
Great Lakes Dredge & Dock Corp.*	106,913	991,084
Kforce, Inc.	34,435	1,039,937

The accompanying notes are an integral part of these financial statements. 14

AMG Managers Cadence Emerging Companies Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 12.1% (continued)
Orion Energy Systems, Inc.*	163,775	$733,712
SP Plus Corp.*	22,362	455,514
Spartan Motors, Inc.	84,878	1,449,716
TPI Composites, Inc.*	44,344	920,138
Willdan Group, Inc.*	31,993	782,229
Total Industrials		11,556,853
Information Technology - 16.6%
Aehr Test Systems*	252,653	416,877
American Software, Inc., Class A	83,456	1,623,219
Avid Technology, Inc.*	162,310	1,145,909
Clearfield, Inc.*	43,808	605,865
Digital Turbine, Inc.*	106,116	681,265
The Hackett Group, Inc.	56,535	779,619
Ichor Holdings, Ltd.*	32,023	728,523
International Money Express, Inc.*	88,621	977,490
Luna Innovations, Inc.*	189,492	1,155,901
Napco Security Technologies, Inc.*	54,174	1,230,833
NeoPhotonics Corp.*	120,869	1,047,934
Onto Innovation, Inc.*	29,393	913,534
PC-Tel, Inc.	134,236	877,903
Perficient, Inc.*	35,942	1,223,466
Smith Micro Software, Inc.*,1	212,256	902,088
SMTC Corp. (Canada)*	228,304	675,780
Zix Corp.*,1	133,917	899,922
Total Information Technology		15,886,128
Materials - 0.9%
UFP Technologies, Inc.*	19,509	882,002
Real Estate - 1.1%
NexPoint Residential Trust, Inc., REIT	32,322	1,033,658
Utilities - 3.9%
Middlesex Water Co.	18,559	1,259,414
Pure Cycle Corp.*	127,099	1,291,326
The York Water Co.	25,688	1,140,547
Total Utilities		3,691,287
Total Common Stocks (Cost $97,918,447)		92,787,564

	Principal Amount	Value
Short-Term Investments - 5.6%
Joint Repurchase Agreements - 3.6%[2]
Citigroup Global Markets, Inc., dated 05/29/20, due 06/01/20, 0.070% total to be received $1,000,006 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 7.500%, 11/01/23 - 04/20/70, totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 05/29/20, due 06/01/20, 0.070% total to be received $1,000,006 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/11/20 - 03/01/52, totaling $1,020,000)	1,000,000	1,000,000
Nomura Securities International, Inc., dated 05/29/20, due 06/01/20, 0.060% total to be received $490,072 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.500%, 12/01/26 - 02/20/70, totaling $499,871)	490,070	490,070
RBC Dominion Securities, Inc., dated 05/29/20, due 06/01/20, 0.070% total to be received $1,000,006 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.750% - 7.000%, 05/31/20 - 05/20/50, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		3,490,070

	Shares
Other Investment Companies - 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[3]	621,348	621,348
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.11%[3]	621,347	621,347
JPMorgan U.S. Government Money Market Fund, IM Shares, 0.17%[3]	640,176	640,176
Total Other Investment Companies		1,882,871
Total Short-Term Investments (Cost $5,372,941)		5,372,941
Total Investments - 102.9% (Cost $103,291,388)		98,160,505
Other Assets, less Liabilities - (2.9)%		(2,765,828)
Net Assets - 100.0%		$95,394,677

*	Non-income producing security.
[1]

Some of these securities, amounting to $8,845,766 or 9.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the May 31, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements. 15

AMG Managers Cadence Emerging Companies Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$92,787,564	–	–	$92,787,564

Short-Term Investments

Joint Repurchase Agreements	–	$3,490,070	–	3,490,070

Other Investment Companies	1,882,871	–	–	1,882,871

Total Investments in Securities	$94,670,435	$3,490,070	–	$98,160,505

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended May 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements. 16

Statement of Assets and Liabilities May 31, 2020

	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund
Assets:

Investments at value[1] (including securities on loan valued at $4,533,613, and $8,845,766, respectively)	$81,557,968	$98,160,505

Receivable for investments sold	–	829,840

Dividend and interest receivables	110,526	49,438

Securities lending income receivable	492	1,991

Receivable for Fund shares sold	104,943	30,455

Receivable from affiliate	4,856	10,506

Prepaid expenses and other assets	17,714	19,508

Total assets	81,796,499	99,102,243

Liabilities:

Payable upon return of securities loaned	474,434	3,490,070

Payable for Fund shares repurchased	28,260	61,774

Accrued expenses:

Investment advisory and management fees	28,856	53,439

Administrative fees	9,618	11,617

Distribution fees	10,731	–

Shareholder service fees	6,039	8,941

Other	76,419	81,725

Total liabilities	634,357	3,707,566

Net Assets	$81,162,142	$95,394,677

[1] Investments at cost	$75,095,960	$103,291,388

The accompanying notes are an integral part of these financial statements. 17

Statement of Assets and Liabilities (continued)

	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund

Net Assets Represent:

Paid-in capital	$71,117,215	$123,137,367

Total distributable earnings (loss)	10,044,927	(27,742,690)

Net Assets	$81,162,142	$95,394,677

Class N:

Net Assets	$54,339,016	$11,650,931

Shares outstanding	2,247,046	281,077

Net asset value, offering and redemption price per share	$24.18	$41.45

Class I:

Net Assets	$11,415,298	$60,266,955

Shares outstanding	452,631	1,327,580

Net asset value, offering and redemption price per share	$25.22	$45.40

Class Z:

Net Assets	$15,407,828	$23,476,791

Shares outstanding	576,434	515,519

Net asset value, offering and redemption price per share	$26.73	$45.54

The accompanying notes are an integral part of these financial statements. 18

Statement of Operations For the fiscal year ended May 31, 2020

	AMG Managers Cadence Mid Cap Fund	AMG Managers Cadence Emerging Companies Fund

Investment Income:

Dividend income	$1,333,095	$1,068,581

Interest income	–	116

Securities lending income	9,305	160,558

Foreign withholding tax	–	(2,324)

Total investment income	1,342,400	1,226,931

Expenses:

Investment advisory and management fees	413,523	944,217

Administrative fees	137,841	205,265

Distribution fees - Class N	151,458	–

Shareholder servicing fees - Class N	59,859	52,720

Shareholder servicing fees - Class I	20,031	91,394

Registration fees	49,004	58,127

Professional fees	36,285	39,045

Custodian fees	23,301	28,021

Transfer agent fees	18,343	6,768

Reports to shareholders	17,888	34,064

Trustee fees and expenses	8,348	13,407

Miscellaneous	6,026	10,662

Total expenses before offsets	941,907	1,483,690

Expense reimbursements	(48,152)	(118,342)

Net expenses	893,755	1,365,348

Net investment income (loss)	448,645	(138,417)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	5,611,473	(14,660,321)

Net change in unrealized appreciation/depreciation on investments	(2,239,552)	(376,902)

Net realized and unrealized gain (loss)	3,371,921	(15,037,223)

Net increase (decrease) in net assets resulting from operations	$3,820,566	$(15,175,640)

The accompanying notes are an integral part of these financial statements. 19

Statements of Changes in Net Assets For the fiscal years ended May 31,

	AMG Managers Cadence Mid Cap Fund		AMG Managers Cadence Emerging Companies Fund

	2020	2019	2020	2019

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$448,645	$240,981	$(138,417)	$(780,940)

Net realized gain (loss) on investments	5,611,473	8,978,011	(14,660,321)	(734,635)

Net change in unrealized appreciation/depreciation on investments	(2,239,552)	(13,958,181)	(376,902)	(22,994,817)

Net increase (decrease) in net assets resulting from operations	3,820,566	(4,739,189)	(15,175,640)	(24,510,392)

Distributions to Shareholders:

Class N	(2,351,780)	(11,671,054)	(2,657)	(3,105,279)

Class I	(503,260)	(2,512,248)	(9,651)	(8,893,635)

Class Z	(700,907)	(3,599,803)	(2,646)	(2,214,428)

Total distributions to shareholders	(3,555,947)	(17,783,105)	(14,954)	(14,213,342)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(18,962,738)	(6,080,790)	(64,679,838)	81,488,589

Total increase (decrease) in net assets	(18,698,119)	(28,603,084)	(79,870,432)	42,764,855

Net Assets:

Beginning of year	99,860,261	128,463,345	175,265,109	132,500,254

End of year	$81,162,142	$99,860,261	$95,394,677	$175,265,109

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements. 20

AMG Managers Cadence Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class N	2020	2019	2018	2017[1]	2016

Net Asset Value, Beginning of Year	$24.20	$30.86	$29.66	$26.87	$32.15

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.10	0.03	0.01	(0.09)	0.19 [4]

Net realized and unrealized gain (loss) on investments	0.87	(1.78)	4.75	4.58	(2.32)

Total income (loss) from investment operations	0.97	(1.75)	4.76	4.49	(2.13)

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.03)	–	(0.16)	–

Net realized gain on investments	(0.89)	(4.88)	(3.56)	(1.54)	(3.15)

Total distributions to shareholders	(0.99)	(4.91)	(3.56)	(1.70)	(3.15)

Net Asset Value, End of Year	$24.18	$24.20	$30.86	$29.66	$26.87

Total Return[3,5]	3.65%	(4.06)%	16.25%	17.23%	(6.64)%

Ratio of net expenses to average net assets	1.07%	1.07%	1.08%	1.10%	1.11%

Ratio of gross expenses to average net assets[6]	1.12%	1.10%	1.09%	1.14%	1.21%

Ratio of net investment income (loss) to average net assets[3]	0.39%	0.11%	0.02%	(0.31)%	0.67%

Portfolio turnover	57%	46%	72%	141%	149%

Net assets end of year (000’s) omitted	$54,339	$64,333	$86,096	$84,873	$89,179

21

AMG Managers Cadence Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Class I	2020	2019	2018	2017[1]	2016

Net Asset Value, Beginning of Year	$25.19	$31.93	$30.52	$ 27.65	$33.07

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.15	0.09	0.07	(0.03)	0.25 [4]

Net realized and unrealized gain (loss) on investments	0.92	(1.85)	4.90	4.70	(2.39)

Total income (loss) from investment operations	1.07	(1.76)	4.97	4.67	(2.14)

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.10)	–	(0.21)	(0.03)

Net realized gain on investments	(0.89)	(4.88)	(3.56)	(1.59)	(3.25)

Total distributions to shareholders	(1.04)	(4.98)	(3.56)	(1.80)	(3.28)

Net Asset Value, End of Year	$25.22	$25.19	$31.93	$30.52	$27.65

Total Return[3,5]	3.89%	(3.90)%	16.49%	17.44%	(6.50)%

Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.90%	0.97%

Ratio of gross expenses to average net assets[6]	0.92%	0.90%	0.88%	0.95%	1.07%

Ratio of net investment income (loss) to average net assets[3]	0.59%	0.31%	0.22%	(0.11)%	0.86%

Portfolio turnover	57%	46%	72%	141%	149%
Net assets end of year (000’s) omitted	$11,415	$14,738	$16,516	$15,245	$13,715

22

AMG Managers Cadence Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class Z	2020	2019	2018	2017[1]	2016

Net Asset Value, Beginning of Year	$26.65	$33.45	$31.78	$28.79	$34.45

Income (loss) from Investment Operations:

Net investment income[2,3]	0.20	0.14	0.12	0.02	0.33 [4]

Net realized and unrealized gain (loss) on investments	0.97	(1.91)	5.11	4.92	(2.49)

Total income (loss) from investment operations	1.17	(1.77)	5.23	4.94	(2.16)

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.15)	–	(0.29)	(0.11)

Net realized gain on investments	(0.89)	(4.88)	(3.56)	(1.66)	(3.39)

Total distributions to shareholders	(1.09)	(5.03)	(3.56)	(1.95)	(3.50)

Net Asset Value, End of Year	$26.73	$26.65	$33.45	$31.78	$28.79

Total Return[3,5]	4.03%	(3.73)%	16.66%	17.71%	(6.28)%

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%

Ratio of gross expenses to average net assets[6]	0.77%	0.75%	0.73%	0.76%	0.82%

Ratio of net investment income to average net assets[3]	0.74%	0.46%	0.37%	0.07%	1.07%

Portfolio turnover	57%	46%	72%	141%	149%
Net assets end of year (000’s) omitted	$15,408	$20,790	$25,851	$24,997	$26,636

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.01, $0.07, and $0.13 for Class N, Class I, and Class Z, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

23

AMG Managers Cadence Emerging Companies Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class N	2020	2019	2018	2017[1]	2016

Net Asset Value, Beginning of Year	$47.84	$59.14	$45.76	$36.33	$35.29

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.11)	(0.30)	(0.25)[4]	(0.36)[5]	(0.33)[6]

Net realized and unrealized gain (loss) on investments	(6.27)	(6.47)	13.63	9.79	1.37

Total income (loss) from investment operations	(6.38)	(6.77)	13.38	9.43	1.04

Less Distributions to Shareholders from:

Net realized gain on investments	(0.01)	(4.53)	–	–	–

Net Asset Value, End of Year	$41.45	$47.84	$59.14	$45.76	$36.33

Total Return[3]	(13.35)%[7]	(10.92)%[7]	29.24%[7]	25.92%	2.95%

Ratio of net expenses to average net assets	1.13%	1.11%	1.08%	1.62%	1.65%

Ratio of gross expenses to average net assets[8]	1.22%	1.17%	1.20%	1.79%	1.97%

Ratio of net investment loss to average net assets[3]	(0.24)%	(0.54)%	(0.47)%	(0.83)%	(0.96)%

Portfolio turnover	96%	96%	89%	90%	150%
Net assets end of year (000’s) omitted	$11,651	$32,440	$23,759	$13,446	$3,099

24

AMG Managers Cadence Emerging Companies Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class I	2020	2019	2018	2017[1]	2016

Net Asset Value, Beginning of Year	$52.32	$64.10	$49.54	$39.25	$38.04

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.05)	(0.25)	(0.21)[4]	(0.29)[5]	(0.27)[6]

Net realized and unrealized gain (loss) on investments	(6.86)	(7.00)	14.77	10.58	1.48

Total income (loss) from investment operations	(6.91)	(7.25)	14.56	10.29	1.21

Less Distributions to Shareholders from:

Net realized gain on investments	(0.01)	(4.53)	–	–	–

Net Asset Value, End of Year	$45.40	$52.32	$64.10	$49.54	$39.25

Total Return[3,7]	(13.22)%	(10.82)%	29.39%	26.22%	3.18%

Ratio of net expenses to average net assets	0.99%	0.99%	0.98%	1.42%	1.42%

Ratio of gross expenses to average net assets[8]	1.08%	1.05%	1.10%	1.60%	1.74%

Ratio of net investment loss to average net assets[3]	(0.10)%	(0.42)%	(0.37)%	(0.64)%	(0.71)%

Portfolio turnover	96%	96%	89%	90%	150%
Net assets end of year (000’s) omitted	$60,267	$116,101	$85,329	$56,850	$36,064

25

AMG Managers Cadence Emerging Companies Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class Z	2020	2019	2018[9]

Net Asset Value, Beginning of Year	$52.43	$64.16	$49.54

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.00 [10]	(0.19)	(0.17)[4]

Net realized and unrealized gain (loss) on investments	(6.88)	(7.01)	14.79

Total income (loss) from investment operations	(6.88)	(7.20)	14.62

Less Distributions to Shareholders from:

Net realized gain on investments	(0.01)	(4.53)	–

Net Asset Value, End of Year	$ 45.54	$52.43	$64.16

Total Return[3,7]	(13.13)%	(10.73)%	29.51%

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[8]	0.98%	0.95%	1.01%

Ratio of net investment income (loss) to average net assets[3]	0.00%[11]	(0.32)%	(0.28)%

Portfolio turnover	96%	96%	89%
Net assets end of year (000’s) omitted	$23,477	$26,724	$23,412

[1]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respecitvely. Effective February 27, 2017, Class S was renamed Class N.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.26), $(0.23), and $(0.19) for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38) and $(0.31) for Class N and Class I shares, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36) and $(0.29) for Class N and Class I shares, respectively.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Commencement of operations was on May 31, 2017.
[10]	Less than $0.005 per share.
[11]	Less than 0.005%.

26

Notes to Financial Statements May 31, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Managers Cadence Mid Cap Fund (“Mid Cap”) and AMG Managers Cadence Emerging Companies Fund (“Emerging Companies”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Both Funds offer Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

27

Notes to Financial Statements (continued)

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses and distributions in excess of accumulated realized gain. Temporary differences are due to the deferral of qualified late year losses, mark-to-market of passive foreign investment companies, capital loss carryforwards, and wash sales.

The tax character of distributions paid during the fiscal years ended May 31, 2020 and May 31, 2019 were as follows:

	Mid Cap		Emerging Companies

Distributions paid from:	2020	2019	2020	2019

Ordinary income	$444,525	$217,239	–	–

Short-term capital gains	–	1,399,791	–	$1,420,874

Long-term capital gains	3,111,422	16,166,075	$14,954	12,792,468

	$3,555,947	$17,783,105	$14,954	$14,213,342

As of May 31, 2020, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid Cap	Emerging Companies

Capital loss carryforward	–	$21,611,982

Undistributed ordinary income	$257,020	–

Undistributed long-term capital gains	3,327,016	–

Late-year loss deferral	–	138,686

At May 31, 2020, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Mid Cap	$75,097,077	$14,199,925	$(7,739,034)	$6,460,891

Emerging Companies	104,152,527	7,290,003	(13,282,025)	(5,992,022)

28

Notes to Financial Statements (continued)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of May 31, 2020, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2020, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss
	Carryover Amounts

Fund	Short-Term	Long-Term	Total

Emerging Companies	$21,611,982	–	$21,611,982

As of May 31, 2020, Mid Cap had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended May 31, 2020 and May 31, 2019, the capital stock transactions by class for the Funds were as follows:

		Mid Cap				Emerging Companies

	May 31, 2020		May 31, 2019		May 31, 2020		May 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	30,189	$736,603	76,652	$2,046,041	50,678	$2,306,665	553,435	$32,853,873

Reinvestment of distributions	82,771	2,203,359	498,568	10,938,587	53	2,641	69,190	3,097,621

Cost of shares repurchased	(524,472)	(13,018,101)	(706,402)	(19,940,058)	(447,707)	(20,630,120)	(346,279)	(18,720,758)

Net increase (decrease)	(411,512)	$(10,078,139)	(131,182)	$(6,955,430)	(396,976)	$(18,320,814)	276,346	$17,230,736

Class I:

Proceeds from sale of shares	54,271	$1,362,989	95,778	$2,937,073	619,043	$30,599,237	1,555,248	$95,289,101

Reinvestment of distributions	18,061	501,024	109,623	2,501,590	175	9,588	181,635	8,885,595

Cost of shares repurchased	(204,664)	(5,164,595)	(137,754)	(4,015,046)	(1,510,742)	(76,187,885)	(849,043)	(48,666,379)

Net increase (decrease)	(132,332)	$(3,300,582)	67,647	$1,423,617	(891,524)	$(45,579,060)	887,840	$55,508,317

Class Z:

Proceeds from sale of shares	27,885	$762,393	101,826	$3,055,443	133,204	$5,834,202	197,498	$12,164,785

Reinvestment of distributions	19,240	565,276	125,549	3,028,249	48	2,646	44,817	2,196,036

Cost of shares repurchased	(250,836)	(6,911,686)	(220,047)	(6,632,669)	(127,437)	(6,616,812)	(97,530)	(5,611,285)

Net increase (decrease)	(203,711)	$(5,584,017)	7,328	$(548,977)	5,815	$(779,964)	144,785	$8,749,536

29

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At May 31, 2020, the market value of Repurchase Agreements outstanding for Mid Cap and Emerging Companies were $474,434 and $3,490,070, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Cadence Capital Management, LLC. who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2020, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Mid Cap	0.45%

Emerging Companies	0.69%

The Investment Manager has contractually agreed, through at least October 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Mid Cap and Emerging Companies to 0.72% and 0.89%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At May 31, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Mid Cap	Emerging Companies
Less than 1 year	$17,753	$119,512
1-2 years	34,975	115,905
2-3 years	48,152	118,342

Total	$100,880	$353,759

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Mid Cap has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

30

Notes to Financial Statements (continued)

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended May 31, 2020, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Mid Cap

Class N	0.15%	0.10%

Class I	0.15%	0.15%

Emerging Companies

Class N	0.25%	0.24%

Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At May 31, 2020, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended May 31, 2020:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Emerging Companies	$1,467,123	3	$116	0.963%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Mid Cap	$338,169	3	$55	1.968%

Emerging Companies	1,923,888	20	2,465	2.338%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended May 31, 2020, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Mid Cap	$51,931,246	$73,233,021

Emerging Companies	129,097,011	196,049,831

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended May 31, 2020.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at May 31, 2020, were as follows:

31

Notes to Financial Statements (continued)

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Mid Cap	$4,533,613	$474,434	$4,155,085	$4,629,519

Emerging Companies	8,845,766	3,490,070	5,501,760	8,991,830

The following table summarizes the securities received as collateral for securities lending at May 31, 2020:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

Mid Cap	U.S. Treasury Obligations	0.000%-8.000%	06/18/20-02/15/50

Emerging Companies	U.S. Treasury Obligations	0.010%-8.000%	07/15/20-02/15/50

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of May 31, 2020:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Mid Cap

Nomura Securities International, Inc.	$474,434	–	$474,434	$474,434	–

Emerging Companies

Citigroup Global Markets, Inc.	$1,000,000	–	$1,000,000	$1,000,000	–

Daiwa Capital Markets America	1,000,000	–	1,000,000	1,000,000	–

Nomura Securities International, Inc.	490,070	–	490,070	490,070	–

RBC Dominion Securities, Inc.	1,000,000	–	1,000,000	1,000,000	–

Total	$3,490,070	–	$3,490,070	$3,490,070	–

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

32

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND SHAREHOLDERS OF AMG MANAGERS CADENCE MID CAP FUND AND AMG MANAGERS CADENCE EMERGING COMPANIES FUND

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Managers Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund (two of the funds constituting AMG Funds III, hereafter collectively referred to as the “Funds”) as of May 31, 2020, the related statements of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2020

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

33

Other Information

TAX INFORMATION

The AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2020 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund each hereby designates $3,111,422, and $14,954 respectively, as a capital gain distribution with respect to the taxable year ended May 31, 2020, or if subsequently determined to be different, the net capital gains of such fiscal year.

34

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-2020); Director of The Yacktman Funds (2000-2012). Trustee of AMG Funds since 2012.
• Trustee since 1999 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA, (2002-2019).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 70

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex

Richard F. Powers III, 74

Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2015); Director, Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003); President, Morgan Stanley Client Group (2000-2002); Executive Vice President and Chief Marketing Officer of the Morgan Stanley Individual Investor Group (1984-1998).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 62

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Tax Attorney at Davis Polk & Wardell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Teaching Fellow, Goldman Sachs 10,000 Small Business Initiative (2010-Present).

• Trustee since 2004 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 73

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (2010-2019); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Finance Professor, University of Massachusetts (1977-2013).

35

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 68

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 62

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 55

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 54

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 46

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 35

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

36

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 19, 2020, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

37

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Cadence Capital Management, LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	053120	AR065

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2020	Fiscal 2019
AMG Managers Cadence Emerging Companies Fund	$24,506	$24,314
AMG Managers Cadence Mid Cap Fund	$24,372	$24,550

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2020	Fiscal 2019
AMG Managers Cadence Emerging Companies Fund	$6,250	$6,219
AMG Managers Cadence Mid Cap Fund	$6,250	$6,219

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2020 and $0 for fiscal 2019, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2020 and 2019 for non-audit services rendered to the Funds and Fund Service Providers were $62,000 and $61,938, respectively. For the fiscal year ended May 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	July 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	July 30, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	July 30, 20